UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

Digerati Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

8023 Vantage Dr., Suite 660, San Antonio, TX	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 614-7240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 30, 2022, Digerati Technologies, Inc., a Nevada corporation (“Digerati”) entered into a Business Combination Agreement (the “Original Business Combination Agreement”), by and among Digerati, Minority Equality Opportunities Acquisition Inc., a Delaware corporation (“MEOA”), and MEOA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of MEOA (“Merger Sub”).

The Original Business Combination Agreement provides, among other things, that Merger Sub will merge with and into Digerati, with Digerati as the surviving company in the merger and, after giving effect to such merger, Digerati shall be a wholly-owned subsidiary of MEOA (the “Merger”).

On May 30, 2023, the parties to the Business Combination Agreement entered into Amendment No. 4 to the Original Business Combination Agreement (“Amendment No. 4”, and together with the Original Business Combination Agreement, as amended by that certain Amendment No. 1 to Business Combination Agreement dated as of February 14, 2023, by that certain Amendment No. 2 to Business Combination Agreement dated as of February 24, 2023 and by that certain Amendment No. 3 to Business Combination Agreement dated as of May 1, 2023, the “Business Combination Agreement”). Amendment No. 4 extends the Termination Date (as defined in the Original Business Combination Agreement) from May 30, 2023 to June 15, 2023. The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Amendment No. 4 also amended the definition of “Bridge Loan Warrants” to those certain warrants to purchase up to 17,241,721 Company Shares that the Company issued in total to five bridge lenders in November 2022, December 2022 and March 2023. The Amendment No. 4 amended Section 2.1(a)(v) of the Original Business Combination Agreement to state that Ernest Cunningham and Scott Crist will also become directors of each of MEOA and of the Surviving Company after the Merger, and that Shawn Rochester will be a member of the strategic advisory committee of MEOA. Furthermore, the Amendment No. 4 amended the Original Business Combination Agreement to state that the MEOA Board shall initially consist of seven directors, divided into three classes, with Class I consisting of three directors, Class II of two directors and Class III of two directors.

The Amendment No. 4 also clarified that in connection with the Merger, MEOA’s name shall be changed to “Verve Technologies Corporation” rather than “Digerati Holdings, Inc.” as contemplated in the Original Business Combination Agreement.

The Amendment No. 4 also amended Section 5.1 of the Original Business Combination Agreement to increase the Cap of convertible promissory notes issuable from $2,000,000 to $3,500,000.

The Amendment No. 4 amended the Original Business Combination Agreement by eliminating the references to the requirement that certain stockholders sign and deliver lock-up agreements and Transaction Support Agreements, as the parties to the Business Combination Agreement understand that Arthur Smith, Craig Clement, Antonio Estrada and Post Road Special Opportunity Fund II LP / Post Road Special Opportunity Fund Offshore LP are the only individuals required to sign and deliver a lock-up agreement.

In addition, the parties to the Amendment No. 4 agreed and acknowledged that any requirement set forth in the Original Business Combination Agreement that the Company contribute to payment of any of the expenses related to the extension of the time available for MEOA to complete a business combination is of no further force or effect, as all such requirements expired pursuant to the terms of the Original Business Combination Agreement. If MEOA determines to further extend the time available to it to complete a business combination, the Company may, but shall not be obligated, in any way to contribute to the expenses related thereto.

A copy of Amendment No. 4 has been filed as Exhibit 2.1 hereto (the terms of which are incorporated herein by reference) and the foregoing description of Amendment No. 4 is qualified in its entirety by reference thereto.

Additional Information

In connection with the Business Combination, MEOA has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing the proxy statement/prospectus relating to the BCA (the “Registration Statement”), which the SEC has declared effective. On May 3, 2023, MEOA filed a definitive proxy statement/final prospectus relating to the proposed Business Combination, and thereafter MEOA mailed that definitive proxy statement/final prospectus and other relevant documents to its stockholders. On May 12, 2023, Digerati filed a definitive proxy statement in connection with Digerati’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) and thereafter Digerati mailed that definitive proxy statement and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, the definitive proxy statement or any other document that Digerati has sent to its stockholders in connection with the Business Combination. Investors and security holders of Digerati are advised to read the definitive proxy statement in connection with Digerati’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the definitive proxy statement contains important information about the Business Combination and the parties to the Business Combination. Stockholders are also able to obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Digerati Technologies, Inc., Attention: Antonio Estrada Jr., Chief Financial Officer, 8023 Vantage Dr., Suite 660, San Antonio, TX 78230.

Participants in the Solicitation

MEOA, Digerati and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Digerati’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Digerati’s directors and officers in Digerati’s filings with the SEC, including the definitive proxy statement filed with the SEC by Digerati.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, MEOA’s and Digerati’s expectations with respect to the proposed business combination between MEOA and Digerati, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of Digerati, the products and services offered by Digerati and the markets in which it operates, and the projected future results of Digerati. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside MEOA’s and Digerati’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between Digerati and MEOA may not be completed in a timely manner or at all, which may adversely affect the price of the securities of MEOA and Digerati, (ii) the risk that the transaction may not be completed by MEOA’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of MEOA and Digerati, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on Digerati’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against Digerati or MEOA following the announcement of the proposed business combination, (x) the ability to maintain the listing of MEOA’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Digerati operates, (xiii) the risk that Digerati and its current and future collaborators are unable to successfully develop and commercialize the products or services of Digerati, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable federal and state regulators, (xiv) the risk that Digerati may never achieve or sustain profitability, (xv) the risk that Digerati may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of Digerati, (xviii) the risk that Digerati is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by MEOA and Digerati (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digerati and MEOA assume no obligation, and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 4 to Business Combination Agreement, dated as of May 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2023	Digerati Technologies, Inc.

	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.,
Chief Financial Officer

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